SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: November 7, 2005

Citizens South Banking Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23971	54-2069979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

519 South New Hope Road, Gastonia, North Carolina	28054-4040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-868-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On November 7, 2005, Citizens South Banking Corporation is presenting to interested investors and analysts written investor presentation material, which includes, among other things, a review of financial results and trends through the period ended September 30, 2005. The investor presentation material is available on Citizens South Banking Corporation’s website, www.citizenssouth.com, beginning on November 7, 2005, and is filed herewith as Exhibit 99.1.

The investor presentation material includes information relating to the merger of Trinity Bank with and into Citizens South Bank, the principal operating subsidiary of Citizens South Banking Corporation, which was consummated on October 31, 2005.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference the Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

Exhibit 99.1. Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CITIZENS SOUTH BANKING CORPORATION

DATE: November 4, 2005	By:	/s/ Kim S. Price
Kim S. Price
President and Chief Executive Officer

	By:	/s/ Gary F. Hoskins
Gary F. Hoskins
Chief Financial Officer